                                                                   Exhibit 10.21

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
    BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.




                                           280 East Grand Avenue
                                           South San Francisco, CA 94080
[CYTOKINETICS LOGO]                        Tel (650) 624-3000 Fax (650) 624-3010




December 13, 2002



Glaxo Group Limited, doing business as GlaxoSmithKline
709 Swedeland Road
King of Prussia, Pennsylvania 19406
Attn:  Pradip K. Bhatnagar, Ph.D., Director, Genetic & Discovery Alliances


RE: DEFINITION OF TOOL COMPOUND AND USE THEREOF UNDER THAT CERTAIN COLLABORATION AND LICENSE AGREEMENT BY AND BETWEEN GLAXO GROUP LIMITED, A GLAXOSMITHKLINE COMPANY, ("GSK") AND CYTOKINETICS, INC. ("CK") OF EVEN DATE JUNE 20, 2001 (THE "COLLABORATION AGREEMENT")

Dear Pradip:

Pursuant to this letter amendment to the Collaboration Agreement (the "Letter Amendment"), GSK and CK desire to use certain tool compounds arising under the Collaboration Agreement, all on the terms set forth herein.

Now therefore, GSK and CK agree, effective as of December 13, 2002 (the "Letter Amendment Effective Date"), as follows:

     1. All capitalized terms not defined herein shall have the meaning ascribed to them in the Collaboration Agreement.

     2. A "Tool Compound" shall mean any Compound, including but not limited to [*] and [*], not designated nor intended to be designated as a Development Compound, and that the JRC has approved for distribution to Third Parties for the conduct of studies that may result in the subsequent publication of the results of such studies; provided that, such results are not to be reportable to the FDA. At the time of such approval by the JRC, the composition of matter and method of use of such Tool Compound shall be covered by a Patent within the Licensed Technology.

     3. The JRC may amend the definition of Tool Compound at any time, such amendments to be reflected in agreed and approved minutes of JRC meetings; provided, once a Compound has met the definition of Tool Compound it shall remain a Tool Compound, unless and until otherwise mutually agreed in writing by the Parties.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Pradip K. Bhatnagar, Ph.D.
December 13, 2002
Page Two

      4. Notwithstanding Sections 1.13, 1.53 and 5.7, and the restrictions on use and disclosure set forth in Sections 4.1 and 9.5, of the Collaboration Agreement, each Party shall have the right to use
            Tool Compounds, and information relating thereto, outside the Research Program for the sole purpose of generating negative control information in studies directed to the research, discovery and development of compounds based on their activity in directly modulating a target other than a Mitotic Kinesin Target, and Collaboration Technology and/or Post-Collaboration Technology shall not include any inventions and/or results that arise from such use.


      5. Except as specifically modified or amended hereby, the Collaboration Agreement shall remain, in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Letter Amendment may be modified or amended except expressly in a writing signed by both Parties nor shall any terms be waived except expressly in a writing signed by the Party charged therewith. This Letter Amendment shall be governed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.


Please sign and return two copies of this letter if you agree to the foregoing terms.

Sincerely,

/s/ Robert I. Blum

Robert I. Blum
Senior Vice President, Finance and Corporate Development
Chief Financial Officer
Cytokinetics, Inc.

Agreed and accepted:

GLAXO GROUP LIMITED

/s/ Pradip Bhatnagar

Name: Pradip Bhatnagar, Ph.D.

Title: Alliance Management, Director

cc: Vice President, Business Development, Glaxo Group Limited, doing business as GlaxoSmithKline
    Senior Vice President and Assistant General Counsel-R&D Legal Operations, GlaxoSmithKline Corporate Legal Department
    Kenneth A. Clark, Esq., Wilson Sonsini Goodrich & Rosati Professional Corporation

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.